SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 15, 1997.

                                OMI Trust 1997-C
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


          Pennsylvania               333-31441               Applied for
    -----------------------------------------------------------------------
     (State or other jurisdiction    (Commission           (IRS Employer
         of incorporation)            File Number)       Identification No.)

    c/o PNC Bank, National Association
    Corporate Trust Department
    Attention:  Constantine Hromych
    1700 Market Street
    Philadelphia, Pennsylvania                             19103
    -----------------------------------------------------------------------
    (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code (215) 585-8738

-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                OMI TRUST 1997-C


                                    FORM 8-K


ITEM 1.      CHANGES IN CONTROL OF REGISTRANT.

             Not Applicable.

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

             Not Applicable.

ITEM 3.      BANKRUPTCY OR RECEIVERSHIP.

             Not Applicable.

ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

             Not Applicable.

ITEM 5.      OTHER EVENTS.

         OMI Trust 1997-C (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1997-C (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on September 15, 1997. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits

         20.1 Monthly Remittance Report relating to the Distribution Date occurring on September 15, 1997.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1997-C, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer


September 23, 1997                                   /s/ DOUGLAS R. MUIR
                                                     -----------------------
                                                     Douglas R. Muir
                                                     Vice President

                               INDEX OF EXHIBITS

                                                            Page of Sequentially
                                                                Numbered Pages
                                                            --------------------

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on September 15, 1997...................... 5-10

OAKWOOD MORTGAGE INVESTORS, INC. 1997-C          REPORT DATE:  September 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER             POOL REPORT # 1
REMITTANCE REPORT                                Page 1 of 6
REPORTING MONTH: Aug-97

                                           Scheduled Principal Balance of Contracts
--------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                              Ending
Principal               Scheduled        Prepaid            Liquidated         Contracts              Principal
Balance                 Principal        Principal          Principal          Repurchased             Balance
--------------------------------------------------------------------------------------------------------------------------------

234,625,441.12        (314,617.44)     (1,691,490.70)         0.00                0.00             232,619,332.98
================================================================================================================================





Scheduled                           Scheduled                                    Amount
Gross            Servicing          Pass Thru       Liquidation     Reserve      Available for      Limited       Total
Interest         Fee                Interest        Proceeds        Fund Draw    Distribution       Guarantee     Distribution
-----------------------------------------------------------------------------------------------------------------------------------


1,971,778.78     195,521.20       1,776,257.58         0.00           0.00       3,977,886.92         0.00        3,977,886.92
===================================================================================================================================






                              Certificate Account
--------------------------------------------------------------------------------

Beginning           Deposits                          Investment       Ending
Balance      Principal     Interest    Distributions   Interest        Balance
--------------------------------------------------------------------------------

 0.00      1,768,038.89   332,730.97       0.00         510.18      2,101,280.04
================================================================================




                  P&I Advances at Distribution Date
----------------------------------------------------------------------------

Beginning              Recovered            Current            Ending
 Balance               Advances             Advances           Balance
----------------------------------------------------------------------------

  0.00                (14,486.15)          470,815.99         485,302.14
============================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1997-C          REPORT DATE:  September 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER             POOL REPORT # 1
REMITTANCE REPORT
REPORTING MONTH: Aug-97                          Page 2 of 6




Class B Crossover Test                                                                 Test Met?
-----------------------------------------------------------------                    ---------------
(a) Remittance date on or after March 2002                                                 N


(b) Average 60 day Delinquency rate <=        5%                                        #DIV/0!

(c) Average 30 day Delinquency rate <=        7%                                        #DIV/0!


(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

                Mar 2002- Aug 2003            7%                                           N
                Sept 2003-Aug 2004            8%                                           N
                Sept. 2004 and thereafter     9%                                           N




(e) Current realized loss ratio <=            2.75%                                        Y


(f) Does Subordinated Certificate percentage equal or
     exceed                                  38.500%
     of Pool Scheduled Principal Balance

                Beginning M balance                                       18,770,000.00
                Beginning B-1 balance                                     21,116,000.00
                Beginning B-2 balance                                     11,731,441.00
                                                                          51,617,441.00
                Divided by beginning pool
                balance                                                  234,625,441.12
                                                                                22.000%    N




Average 60 day delinquency ratio:

                           Over 60s           Pool Balance            %
                      --------------------------------------------------------

Current Mo                  0.00          232,619,332.98           0.00%
1st Preceding Mo            0.00                    0.00          #DIV/0!
2nd Preceding Mo            0.00                    0.00          #DIV/0!
                                              Divided by             3
                                                                  --------
                                                                  #DIV/0!
                                                                  ========



Average 30 day delinquency ratio:


                           Over 30s            Pool Balance           %
                      --------------------------------------------------------

Current Mo               1,026,709.88         232,619,332.98        0.44%
1st Preceding Mo                 0.00                   0.00       #DIV/0!
2nd Preceding Mo                 0.00                   0.00       #DIV/0!
                                                  Divided by          3
                                                                   -------
                                                                   #DIV/0!
                                                                   =======

Cumulative loss ratio:

                       Cumulative losses                0.00
                                           -----------------
Divided by Initial Certificate Principal      234,625,441.00        0.000%
                                                                   =======



Current realized loss ratio:
                         Liquidation               Pool
                            Losses               Balance
                      -------------------------------------------

Current Mo                 0.00          232,619,332.98
1st Preceding Mo           0.00                    0.00
2nd Preceding Mo           0.00                    0.00
                                                                    0.000%
                                                                   =======

OAKWOOD MORTGAGE INVESTORS, INC. 1997-C          REPORT DATE:  September 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER             POOL REPORT # 1
REMITTANCE REPORT                                Page 3 of 6
REPORTING MONTH: Aug-97



                                                     Delinquency Analysis

                                               31 to 59 days       60 to 89 days       90 days and Over      Total Delinq.
                 No. of      Principal             Principal          Principal             Principal               Principal
                 Loans       Balance           #   Balance         #  Balance          #    Balance          #      Balance
                 ----------------------------------------------------------------------------------------------------------------

Excluding Repos   6,541    232,615,917.23     26  1,023,294.13     0   0.00            0     0.00            26   1,023,294.13

          Repos       1          3,415.75      1      3,415.75     0   0.00            0     0.00             1       3,415.75
                 ----------------------------------------------------------------------------------------------------------------

          Total   6,542    232,619,332.98     27  1,026,709.88     0   0.00            0     0.00            27   1,026,709.88
                 ================================================================================================================


                                                                                                           0.4%          0.44%
                                                                                                   ==============================



                             Repossession Analysis

 Active Repos        Reversal       Current Month
 Outstanding       (Redemption)        Repos              Cumulative Repos
      Principal         Principal         Principal              Principal
 #    Balance      #    Balance      #    Balance         #      Balance
-------------------------------------------------------------------------------


 1    3,415.75     0     0.00        1    3,415.75        1      3,415.75

OAKWOOD MORTGAGE INVESTORS, INC. 1997-C          REPORT DATE:  September 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER             POOL REPORT # 1
REMITTANCE REPORT
REPORTING MONTH: Aug-97                          Page 4 of 6

REPOSSESSION LIQUIDATION REPORT



                            Liquidated
   Account     Customer     Principal      Sales       Insur.          Total
   Number        Name        Balance     Proceeds      Refunds        Proceeds
--------------------------------------------------------------------------------
                                                                         0.00
                                                                         0.00
                                                                         0.00
                                                                         0.00
                                                                         0.00
                                                                         0.00
                                                                         0.00
                                                                         0.00
                                                                         0.00
                                                                         0.00
                                                                         0.00
                                                                         0.00
                                                                         0.00
                                                                         0.00
                                                                         0.00
                                                                         0.00
                                                                         0.00
                                                                         0.00
                                                                         0.00
                                                                         0.00
                         -------------------------------------------------------
            0                  0.00         0.00       0.00              0.00
                         =======================================================


                         Net                                                        Net             Current
    Repossession     Liquidation        Unrecov.         FHA Insurance           Pass Thru         Period Net    Cumulative
      Expenses        Proceeds          Advances            Coverage             Proceeds         Gain/(Loss)    Gain/(Loss)
-------------------------------------------------------------------------------------------------------------------------------
                         0.00                                   0.00                0.00             0.00
                         0.00                                   0.00                0.00             0.00
                         0.00                                   0.00                0.00             0.00
                         0.00                                   0.00                0.00             0.00
                         0.00                                   0.00                0.00             0.00
                         0.00                                   0.00                0.00             0.00
                         0.00                                   0.00                0.00             0.00
                         0.00                                   0.00                0.00             0.00
                         0.00                                   0.00                0.00             0.00
                         0.00                                   0.00                0.00             0.00
                         0.00                                   0.00                0.00             0.00
                         0.00                                   0.00                0.00             0.00
                         0.00                                   0.00                0.00             0.00
                         0.00                                   0.00                0.00             0.00
                         0.00                                   0.00                0.00             0.00
                         0.00                                   0.00                0.00             0.00
                         0.00                                   0.00                0.00             0.00
                         0.00                                   0.00                0.00             0.00
                         0.00                                   0.00                0.00             0.00
                         0.00                                   0.00                0.00             0.00
----------------------------------------------------------------------------------------------------------
         0.00            0.00                0.00               0.00                0.00             0.00          0.00
==============================================================================================================================

                                                                                                                   0.00
                                                                                                               ================


As a percentage of the aggregate cut-off date principal balance

OAKWOOD MORTGAGE INVESTORS, INC. 1997-C          REPORT DATE:  September 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER             POOL REPORT # 1
REMITTANCE REPORT
REPORTING MONTH: Aug-97                          Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL


                                         Original              Beginning             Beginning              Current
                Cert.                   Certificate           Certificate            Carryover             Principal
                Class                    Balances              Balances              Principal                Due
-------------------------------------------------------------------------------------------------------------------------

A-1                                    43,620,000.00         43,620,000.00              0.00              2,006,108.14
A-1 Outstanding Writedown                                             0.00                                        0.00

A-2                                    42,810,000.00         42,810,000.00              0.00                      0.00
A-2 Outstanding Writedown                                             0.00                                        0.00

A-3                                    27,750,000.00         27,750,000.00              0.00                      0.00
A-3 Outstanding Writedown                                             0.00                                        0.00

A-4                                    12,930,000.00         12,930,000.00              0.00                      0.00
A-4 Outstanding Writedown                                             0.00                                        0.00

A-5                                    27,080,000.00         27,080,000.00              0.00                      0.00
A-5 Outstanding Writedown                                             0.00                                        0.00

A-6                                    28,818,000.00         28,818,000.00              0.00                      0.00
A-6 Outstanding Writedown                                             0.00                                        0.00

M                                      18,770,000.00         18,770,000.00              0.00                      0.00
                                                                                                                  0.00

B-1                                    21,116,000.00         21,116,000.00              0.00                      0.00
B-1 Outstanding Writedown                                             0.00                                        0.00

B-2                                    11,731,441.00         11,731,441.00              0.00                      0.00
B-2 Outstanding Writedown                                             0.00                                        0.00


                                      -----------------------------------------------------------------------------------

                                      234,625,441.00        234,625,441.00              0.00              2,006,108.14
                                      ===================================================================================


                               Current         Ending                                Ending                        Principal Paid
                Cert.         Principal      Carryover            Writedown        Certificate           Pool        Per $1,000
                Class            Paid        Principal             Amounts          Balances            Factor      Denomination
-----------------------------------------------------------------------------------------------------------------------------------

A-1                          2,006,108.14       0.00                 0.00         41,613,891.86         95.40094%       45.99
A-1 Outstanding Writedown                                            0.00                  0.00          0.00            0.00

A-2                                  0.00       0.00                 0.00         42,810,000.00        100.00000%        0.00
A-2 Outstanding Writedown                                            0.00                  0.00          0.00            0.00

A-3                                  0.00       0.00                 0.00         27,750,000.00        100.00000%        0.00
A-3 Outstanding Writedown                                            0.00                  0.00          0.00            0.00

A-4                                  0.00       0.00                 0.00         12,930,000.00        100.00000%        0.00
A-4 Outstanding Writedown                                            0.00                  0.00          0.00            0.00

A-5                                  0.00       0.00                 0.00         27,080,000.00        100.00000%        0.00
A-5 Outstanding Writedown                                            0.00                  0.00          0.00            0.00

A-6                                  0.00       0.00                 0.00         28,818,000.00        100.00000%        0.00
A-6 Outstanding Writedown                                            0.00                  0.00          0.00            0.00

M                                    0.00       0.00                 0.00         18,770,000.00        100.00000%        0.00
                                                                     0.00                  0.00          0.00            0.00

B-1                                  0.00       0.00                 0.00         21,116,000.00        100.00000%        0.00
B-1 Outstanding Writedown                                            0.00                  0.00          0.00            0.00

B-2                                  0.00       0.00                 0.00         11,731,441.00        100.00000%        0.00
B-2 Outstanding Writedown                                            0.00                  0.00          0.00            0.00


                             -------------------------------------------------------------------

                             2,006,108.14       0.00                 0.00        232,619,332.86
                             ===================================================================


OAKWOOD MORTGAGE INVESTORS, INC. 1997-C          REPORT DATE:  September 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER             POOL REPORT # 1
REMITTANCE REPORT
REPORTING MONTH: Aug-97                          Page 6 of 6


CERTIFICATE INTEREST ANALYSIS

                                                                                                       Interest Paid
           Certificate    Remittance     Beginning    Current       Total       Interest      Ending    Per $1,000
              Class          Rate         Balance     Accrual        Paid      Shortfall     Balance   Denomination
                         -----------------------------------------------------------------------------------------------

A-1                         5.63281%       0.00     177,452.29    177,452.29        0.00        0.00        4.07
A-1  Carryover Interest     0.00           0.00           0.00          0.00        0.00        0.00        0.00
A-1  Writedown Interest     0.00           0.00           0.00          0.00        0.00        0.00        0.00

A-2                         6.45000%       0.00     230,103.75    230,103.75        0.00        0.00        5.38
A-2  Carryover Interest     0.00           0.00           0.00          0.00        0.00        0.00        0.00
A-2  Writedown Interest     0.00           0.00           0.00          0.00        0.00        0.00        0.00

A-3                         6.65000%       0.00     153,781.25    153,781.25        0.00        0.00        5.54
A-3  Carryover Interest     0.00           0.00           0.00          0.00        0.00        0.00        0.00
A-3  Writedown Interest     0.00           0.00           0.00          0.00        0.00        0.00        0.00

A-4                         6.85000%       0.00      73,808.75     73,808.75        0.00        0.00        5.71
A-4  Carryover Interest     0.00           0.00           0.00          0.00        0.00        0.00        0.00
A-4  Writedown Interest     0.00           0.00           0.00          0.00        0.00        0.00        0.00

A-5                         7.05000%       0.00     159,095.00    159,095.00        0.00        0.00        5.88
A-5  Carryover Interest     0.00           0.00           0.00          0.00        0.00        0.00        0.00
A-5  Writedown Interest     0.00           0.00           0.00          0.00        0.00        0.00        0.00

A-6                         7.35000%       0.00     176,510.25    176,510.25        0.00        0.00        6.13
A-6  Carryover Interest     0.00           0.00           0.00          0.00        0.00        0.00        0.00
A-6  Writedown Interest     0.00           0.00           0.00          0.00        0.00        0.00        0.00

M                           7.15000%       0.00     111,837.92    111,837.92        0.00        0.00        5.96
M  Carryover Interest       0.00           0.00           0.00          0.00        0.00        0.00        0.00
M  Writedown Interest       0.00           0.00           0.00          0.00        0.00        0.00        0.00

B-1                         7.45000%       0.00     131,095.17    131,095.17        0.00        0.00        6.21
B-1  Carryover Interest     0.00           0.00           0.00          0.00        0.00        0.00        0.00
B-1  Writedown Interest     0.00           0.00           0.00          0.00        0.00        0.00        0.00

B-2                         7.70000%       0.00      75,276.75     75,276.75        0.00        0.00        6.42
B-2  Carryover Interest     0.00           0.00           0.00          0.00        0.00        0.00        0.00
B-2  Writedown Interest     0.00           0.00           0.00          0.00        0.00        0.00        0.00

Limited Guarantee                          0.00           0.00          0.00        0.00        0.00

X                                          0.00     487,296.45    487,296.45        0.00        0.00

R                                          0.00           0.00          0.00        0.00        0.00

Service Fee                                0.00     195,521.20    195,521.20        0.00        0.00
                                                 ---------------------------------------

                                                  1,971,778.78  1,971,778.78        0.00        0.00
                                                 =======================================



        Cert.               TOTAL
        Class            DISTRIBUTION
----------------------------------------------


          A-1            2,183,560.43



          A-2              230,103.75



          A-3              153,781.25



          A-4               73,808.75



          A-5              159,095.00



          A-6              176,510.25



           M               111,837.92



          B-1              131,095.17



          B-2               75,276.75



  Limited Guarantee              0.00

           X               487,296.45

           R                     0.00

                           195,521.20
                         -------------

                         3,977,886.92
                         =============